SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 9, 2007
                               (January 8, 2007)



                             Bronze Marketing, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


              0-51908                                     87-0578370
              -------                                     ----------
      (Commission File Number)                 (IRS Employer Identification No.)


  311 South State Street, Suite 4400
        Salt Lake City, Utah                                84111
        --------------------                                -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (801) 531-0066
                                 --------------
               (Registrant's Telephone Number, Including Zip Code)

                                 Not applicable
                                 --------------

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On  January  8,  2007  Bronze  Marketing,  Inc.,  a  Delaware  corporation  (the
"Company"), entered into consulting agreements ("Consulting Agreements") with Heritage Management Consultants, Inc.("Heritage"), Ye Zong ("Zong") and Jingshi Cai ("Cai"), respectively. Each of Heritage Zong and Cai have been engaged to assist the Company in its efforts to consummate the transactions contemplated by that certain Assignment Agreement (the "Assignment Agreement") with BTHC III, Inc., a Delaware corporation ("BTHC") pursuant to which the Company was assigned and assumed all of BTHC's rights and obligations under that certain share exchange agreement (the "Share Exchange Agreement") dated as of September 7, 2006 and entered into by and among BTHC, Sutor Steel Technology Co., Ltd., a British Virgin Islands company ("Sutor"), and the shareholders of Sutor.

In consideration for the services to be provided under the Consulting Agreements, Heritage, Zong and Cai received 5,000, 5,670, and 9,452 shares of the Company's Series A Voting Convertible Preferred Stock (the "Preferred Stock"), respectively. Each share of Preferred Stock is convertible into and has the right to vote as 100 shares of the Company's common stock. The Preferred Stock is convertible into shares of common stock at the option of the holder(s) thereof at any time, but not prior to the earliest of: 1) the Company's completion of the acquisition of an operating business; 2) March 31, 2007; or 3) a waiver by the board of directors. The Board of Directors of the Company can also mandate that the holders of the Preferred Stock convert all or a portion of their holdings for shares of the Company's common stock. As a result of the issuance of the shares of Preferred Stock contemplated by the afore-referenced agreements, the Company amended the Certificate of Designation of Rights and Preferences to increase the number of shares of Preferred Stock that can be issued by the Company to 185,000 shares.

The foregoing summary of selected provisions of the Consulting Agreements does not purport to be complete and is qualified in its entirety by reference to each agreement, copies of which are filed as exhibits to this report.

Item 9.01   Financial Statements and Exhibits

(d) The following documents are included as exhibits to this report:

    Exhibit   SEC Ref.
    No.       No.          Title of Document
    -------   --------     -----------------
     10.1     10           Consulting   Agreement,   dated  January    8,  2007,
                           between   the   Company   and   Heritage   Management
                           Consultants, Inc.


     10.2     10           Consulting   Agreement,   dated  January    8,  2007,
                           between the Company and Ye Zong


     10.3     10           Consulting Agreement, dated January   8, 2007, by and
                           between the Company and Jingshi Cai




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Bronze Marketing, Inc.



Date: January  9,  2007                     By: /s/ Timothy P. Halter
      -----------------                         --------------------------------
                                                Timothy P. Halter, President












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